UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 15, 2012

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 15, 2012, OSI Systems, Inc. responded to media reports regarding testing of its Advanced Imaging Technology (AIT) systems by the U.S. Transportation Security Administration (“TSA”) and a show cause letter that its Security division, Rapiscan Systems, received from the TSA on November 9, 2012.  The letter, which pertains to a privacy system that Rapiscan was developing under a contract for the TSA, alleges that Rapiscan did not disclose issues related to the development process in a timely or complete manner.

In connection with its response, the Company issued a press release stating that Rapiscan did not falsify test data or engage in fraudulent conduct.  A copy of the press release is attached hereto as Exhibit 99.1.

The Company continues to work closely with the TSA and, while there can be no assurance, believes that the matter is likely to be resolved in the near future.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1        Press Release of OSI Systems, Inc. dated November 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: November 15, 2012

	By:	/s/ Alan Edrick
Alan Edrick
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of OSI Systems, Inc. dated November 15, 2012

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